Nationwide Defined Protection® Annuity 2.0
Individual Flexible Premium Deferred Variable Annuity Contracts
Issued by
Nationwide Life Insurance Company
Summary Prospectus for New Investors
The date of this prospectus is May 1, 2026.
The Contract described in this prospectus is not available in Oregon, New York, or the Virgin Islands.
This summary prospectus summarizes key features of the contract. Not all benefits and features are available in all states. Check the statutory prospectus for information relating to state availability.
Before you invest, you should also review the statutory prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at https://nw.onlineprospectus.net/NW/c000265037nw/?ctype=product_prospectus. You can also obtain this information at no cost by calling 1-800-848-6331 or by sending an email request to FLSS@nationwide.com.
Under state insurance laws, Contract Owners have the right, during a limited period of time, to examine their Contract and decide if they want to keep it or cancel it. This right is referred to as a "free look" right and no CDSC or MVA will apply to this cancellation. The length of this time period depends on state law and may vary depending on whether the purchase is a replacement of another annuity contract. For ease of administration, Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the Contract issue date (see "Right to Examine and Cancel" and "Contacting the Service Center" in the statutory prospectus).
If the Contract Owner elects to cancel the Contract pursuant to the free look provision, where required by law, Nationwide will return the Purchase Payment, less any withdrawals from the Contract (including any CDSC, MVA and Daily ISE Percentage applied to those withdrawals) and any applicable federal and state income tax withholding. Otherwise, where required by law, Nationwide will return the Contract Value, less any applicable federal and state income tax withholding. If the Contract Value is returned, it may be more or less than the Purchase Payment and if a negative Daily ISE Percentage is applied, a loss may result (see "Right to Examine and Cancel" in the statutory prospectus).
Index-linked annuity contracts are complex investments and involve risks, including the risk of substantial loss of your principal investment. Only one Purchase Payment is allowed under the Contract.
The Protection Level is the amount of downside protection on negative Index Strategy Earnings for a given Strategy Term. The Protection Level is presented as a percentage and a higher Protection Level percentage provides more protection against loss than a lower Protection Level percentage. If you select a Strategy with a 90% Protection Level, your Index Strategy Earnings cannot be lower than -10% for any Strategy Term. If you select a Strategy with a 95% Protection Level, your Index Strategy Earnings cannot be lower than -5% for any Strategy Term. If you select a Strategy with a 100% Protection level, your Index Strategy Earnings cannot be lower than 0% for any Strategy Term. At the Contract’s minimum Index Strategy Protection Level of 75% (guaranteed for the life of the Contract), Index Strategy Earnings cannot be lower than -25% for any Strategy Term.
Participation Rates and Strategy Spreads may limit the amount a Contract Owner can earn on an Index Strategy. The Participation Rate acts as a multiplier because it has the effect of multiplying the performance of the Index, positive or negative. If the Participation Rate is greater than 100%, it increases upside potential while also increasing risk of loss. Conversely, if the Participation Rate is lower than 100%, it decreases upside potential while also decreasing risk of loss. While Participation Rates may be set above 100%, the Minimum Participation Rate guaranteed for the life of the Contract is 5%. A low Participation Rate would cause a Strategy to participate in the performance of the linked Index to only a small extent. Application of the Participation Rate will not cause Index Strategy Earnings to drop below the floor protection provided by the Protection Level.
The Strategy Spread is an annualized percentage used as a deduction in the calculation of gains and losses. The Strategy Spread operates to negatively impact the performance of the Strategy. This means it will reduce gains and potentially increase losses. The Strategy Spread can result in losses under a Strategy even if the linked Index has increased in value; however, application of the Strategy Spread will not cause the performance of an Index Strategy to drop below the floor protection provided by the Protection Level. For each Index Strategy, the maximum Strategy Spread guaranteed for the life of the Contract, is the initial Strategy Spread when that Strategy was first made available to that Contract plus 2%. The maximum Strategy Spread guaranteed for any Index Strategy we may offer under the Contract at any time is 9% .
The Contract is intended to be a long-term investment vehicle to assist investors in saving for and living in retirement and is not appropriate for investors who need ready access to cash. Withdrawals and full surrenders may be subject to a Contingent Deferred Sales Charge and a Market Value Adjustment which may reduce the amount of the withdrawal. A negative Market Value Adjustment could result in a loss beyond the floor protection provided by the Protection Level and, under extreme circumstances, could result in a loss of 100% of the Contract Value available for withdrawal. All or a portion of any withdrawal may be subject to federal income taxes and withdrawals before age 59½ may be subject to a 10% penalty tax.
The Daily Index Strategy Earnings Percentage (Daily ISE Percentage) is used to calculate the Index Strategy Value before the end of a Strategy Term. If amounts are withdrawn or fully surrendered from an Index Strategy before the end of a Strategy Term, including for a Performance Lock, payment of a Death Benefit, or Annuitization, a loss may result if the Daily ISE Percentage is negative. The maximum potential loss from a negative Daily ISE Percentage adjustment is limited to the floor protection provided by the Protection Level. At the Contract’s minimum Index Strategy Protection Level of 75% (guaranteed for the life of the Contract), the maximum amount of loss during any Strategy Term from a negative Daily ISE Percentage is 25%. A prospective purchaser should not buy the Contract if they are not willing to assume the risks associated with the Contract.
All guarantees under the Contract are subject to Nationwide’s creditworthiness and claims-paying ability.
The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Glossary of Special Terms
Adjusted Index Performance (AIP) - The percentage gain or loss in the Index Strategy Value at the end of the
Strategy Term, calculated using the Crediting Factors applied to the Index Performance, prior to the application of the Protection Level.

Annuitant - The person upon whose life any life-contingent annuity payments depend and the person whose death triggers payment of the Death Benefit. The Annuitant is also the person to whom annuity payments are made during
Annuitization.

Annuitization - The period during which annuity payments are received by the Annuitant.
Annuitization Date - The date on which annuity payments begin. Beginning on the Annuitization Date, the only value associated with the contract is the stream of annuity payments as specified in the annuity option elected by the
Annuitant.

Beneficiary - A person designated by the Contract Owner who may receive certain benefits under the Contract, including the Death Benefit.
Business Day - Each day the New York Stock Exchange is open for regular trading. A Business Day ends at the same time that regular trading on the New York Stock Exchange closes (typically 4:00 p.m. Eastern Time).

CDSC Period - The period of time during which a CDSC may be assessed on any partial withdrawal or full surrender from the Contract. The CDSC Period is currently six years.
Charitable Remainder Trust - A trust meeting the requirements of Section 664 of the Code.
Co-Annuitant - The person designated by the Contract Owner to receive the benefit associated with the Spousal
Protection Feature. If there is a Co-Annuitant, references to Co-Annuitants will apply to both the Annuitant and Co-
Annuitant, and references to a Co-Annuitant will apply to either of them, unless the context requires otherwise.

Code - The Internal Revenue Code of 1986, as amended.
Contingent Annuitant - The person who becomes the Annuitant if the Annuitant dies before the Annuitization Date.
Contingent Deferred Sales Charge (CDSC) - A charge that may be assessed if a partial withdrawal or full surrender is taken during the first six Contract Years.
Contract - The Nationwide Defined Protection® Annuity 2.0 Contract, the individual single purchase payment deferred annuity contract with Index-linked strategies described in this prospectus.
Contract Anniversary - Beginning with the Date of Issue, each recurring twelve month anniversary of the Date of Issue while the Contract remains in force.
Contract Owner - The person who owns all rights under the Contract prior to the Annuitization Date, along with any
Joint Owner. As the context requires, "you" refers to a potential or existing Contract Owner.

Contract Value - The value of the Contract calculated at the end of each Business Day. The Contract Value is equal to the sum of the Fixed Strategy Value and Index Strategy Values for each of the Index Strategies. At issue, the
Contract Value is equal to the Purchase Payment.

Contract Year - The twelve month period starting on the Date of Issue and each Contract Anniversary.
Crediting Factors - The different values that are used to calculate the gain or loss for the Strategies. For the Fixed
Strategy, the Crediting Factors are the Fixed Strategy Rate and Strategy Term. For Index Strategies, the Crediting
Factors are the Index, Strategy Term, Protection Level, Participation Rate, and Strategy Spread. See each Crediting
Factor’s definition in this "Glossary of Special Terms" section for a description of each Crediting Factor.

Daily Index Strategy Earnings Percentage (Daily ISE Percentage) - A percentage used to calculate Index Strategy
Earnings on any day during a Strategy Term other than the Strategy Term End Date. The Daily ISE Percentage does not apply to the Fixed Strategy. The Daily ISE Percentage is used to calculate Index Strategy Earnings during a
Strategy Term, and, if negative when amounts are locked in or removed prior to the end of the Strategy Term, may result in a loss subject to the floor provided by the Strategy’s Protection Level.

Date of Issue - The date the Purchase Payment is applied to the Contract.

Death Benefit - The benefit payable upon the death of the Annuitant (or Co-Annuitant, if applicable) provided such death occurs before the Annuitization Date while the Contract is in force and there is no Contingent Annuitant.

Fixed Strategy - An investment option under the Contract offering guaranteed interest rates funded by the General Account of Nationwide.
Fixed Strategy Rate - The annualized interest rate credited daily to amounts allocated to the Fixed Strategy during a
Strategy Term. The initial Fixed Strategy Rate is stated in the Contract and may be different for each subsequent
Strategy Term but is guaranteed to be at least 0.25%.

Fixed Strategy Value - The value of the Fixed Strategy calculated at the end of each Business Day. The Fixed
Strategy’s Strategy Value is equal to the amount allocated to the Fixed Strategy plus any interest credited, less any withdrawals (including any applicable CDSC, MVA and taxes).

Free Withdrawal - Any portion of the Free Withdrawal Amount that is withdrawn from the Contract during the CDSC Period.
Free Withdrawal Amount - While the CDSC and MVA are in effect, the amount that the Contract Owner can withdraw from the Contract each Contract Year without incurring a CDSC or an MVA. It is described in the "Waiver or
Reduction of the CDSC or MVA" section.

General Account - All assets of Nationwide other than those of the Separate Account or in other separate accounts of Nationwide.
Index - The market index or mutual fund associated with an Index Strategy which will, in part, determine the amount of any Index Strategy Earnings applied to a Strategy during a given Strategy Term.
Index Performance – The change in an Index Value, expressed as a percentage, between the first day of a Strategy
Term and the last day of that Strategy Term. The Index Performance may be positive, negative, or equal to zero.

Index Strategy - An investment option under the Contract that is linked to the performance of an Index.
Index Strategy Basis - A value used to calculate the Index Strategy Value and the Index Strategy Earnings. On the
first day of a Strategy Term, the Index Strategy Basis equals the amount allocated to the Index Strategy. During a
Strategy Term the Index Strategy Basis is adjusted for withdrawals (including applicable CDSC and MVA), applicable premium taxes, fees, transfers out due to a Performance Lock, and the application of any applicable Term End ISE
Percentage.

Index Strategy Earnings - The amount applied to the Index Strategy Basis to determine an Index Strategy’s Index
Strategy Value. Index Strategy Earnings are represented as a dollar amount and can be positive, negative, or equal to zero. On the Strategy Term End Date, the Index Strategy Earnings are equal to the Term End ISE Percentage multiplied by the Index Strategy Basis. On any other day during a Strategy Term, Index Strategy Earnings are equal to the Daily ISE Percentage multiplied by the Index Strategy Basis.

Index Strategy Value - The value of an Index Strategy calculated at the end of each Business Day. The Index
Strategy Value is equal to the Index Strategy Basis plus Index Strategy Earnings (which may be positive, negative, or equal to zero). The Index Strategy Value is the amount used when processing a withdrawal or full surrender, a Death
Benefit payment, a transfer among Strategies, the calculation of any applicable charge, or an annuitization request.

Index Value - On a Business Day, the closing value of the Index. For market indexes, the closing value is provided to
Nationwide by the Index provider. For mutual funds, the closing value is provided to Nationwide by the mutual fund’s investment adviser and reflects the mutual fund’s net asset value per share and reinvestment of dividends and other distributions as of the close of that Business Day (the total return value). If for any reason, an Index Value on a
Business Day is not provided to Nationwide as described above, the Index Value on that Business Day will be the most recent Index Value provided to Nationwide on a previous Business Day. On a day other than a Business Day, the Index Value for an Index will be the Index Value for the previous Business Day.

Individual Retirement Annuity (IRA) - An annuity which qualifies for favorable tax treatment under Section 408(b) of the Code but does not include Roth IRAs or Simple IRAs.
Joint Owner - The person designated as a second person (in addition to the Contract Owner) to possess an undivided interest in the Contract. If there is a Joint Owner, references to Contract Owner and Joint Owner will apply to both of them, or either of them, unless the context requires otherwise.

Market Value Adjustment (MVA) - An adjustment that may be applied if a partial withdrawal or full surrender is taken during the first six Contract Years. An MVA, when applied, may be positive, negative, or equal to zero. If an MVA is negative, it will decrease the withdrawal or full surrender amount.

Nationwide - Nationwide Life Insurance Company. As the context requires, "we," "us," and "our" refers to Nationwide.
Participation Rate - A percentage that represents the proportion of the Index Performance used in the calculation of the Term End ISE Percentage and also impacts the Daily ISE Percentage. An Index Strategy’s Participation Rate is
declared prior to each Strategy Term and may be different each Strategy Term.

Performance Lock - A feature that allows the Contract Owner to lock in the performance of an Index Strategy by transferring Index Strategy Value to the Fixed Strategy on a date other than a Strategy Term End Date if an Index
Strategy’s performance is greater than the floor provided by the Protection Level.

Protection Level - An amount of downside protection on negative Index Strategy Earnings for a given Strategy Term.
Purchase Payment - Money paid into the Contract by the Contract Owner.
Remaining Free Withdrawal Amount - The amount that the Contract Owner can withdraw from the Contract during the remainder of that Contract Year without incurring a CDSC or an MVA, based on the Free Withdrawals already taken that Contract Year.

Roth IRA - An annuity contract which qualifies for favorable tax treatment under Section 408A of the Code.
Separate Account – The Index-Linked Annuity Separate Account.
Service Center - The department of Nationwide responsible for receiving all service and transaction requests relating to the Contract. For service and transaction requests submitted other than by telephone (including fax requests), the
Service Center is Nationwide’s mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide’s operations processing facility. Information on how to contact the Service Center may be found under Contacting the Service Center.

Simple IRA - An annuity contract which qualifies for favorable tax treatment under Section 408(p) of the Code.
Simplified Employee Pension IRA (SEP IRA) - An annuity contract which qualifies for favorable tax treatment under Section 408(k) of the Code.
Strategies - Investment options under the Contract. Unless otherwise specified, the term Strategies refers to the Fixed Strategy and Index Strategies collectively.
Strategy Spread - An annualized percentage that acts as a deduction in the calculation of the Term End ISE
Percentage and also impacts the Daily ISE Percentage. The Strategy Spread reduces Index Strategy Earnings, subject to the amount of downside protection provided by the Protection Level. An Index Strategy’s Strategy Spread
is declared prior to each Strategy Term and may be different each Strategy Term.

Strategy Term – For the Fixed Strategy, the initial Strategy Term begins on the Date of Issue and ends on the first
Contract Anniversary, and each subsequent Strategy Term begins on each Contract Anniversary and ends on the following Contract Anniversary. For an Index Strategy, the Strategy Term is the total maturity time of the Index
Strategy, expressed in years.

Strategy Term End Date – The last day of a Strategy Term. A Strategy Term End Date is the same calendar day as the Date of Issue.
Surrender Value - The amount available upon full surrender of the Contract. It is equal to the Contract Value less any applicable CDSC and premium taxes, plus any applicable MVA, which may be positive or negative.

Term End Index Strategy Earnings Percentage (Term End ISE Percentage) – A percentage used to calculate
Index Strategy Earnings on the Strategy Term End Date. See, "Term End Index Strategy Earnings Percentage" for a
description of how the Term End ISE Percentage is calculated.

Overview of the Contract
Purpose of the Contract
The Contract is intended to be a long-term investment vehicle to assist investors in saving for and living in retirement. It provides the Contract Owner with a stream of periodic income payments upon retirement. During the years leading up to those income payments, the Contract Owner manages his/her assets in the Contract according to their specific goals and risk preferences by directing the allocation and reallocation among a variety of investment options. The value of your Contract will increase or decrease depending on the amount of earnings that we apply to your Contract. When earnings are credited to your Contract you may experience a gain or a loss depending on whether the earnings are positive or negative. Contract growth is tax-deferred, meaning that gains in the Contract are not taxable until distributed from the Contract. Finally, in the event that the Annuitant dies before beginning income payments, the Contract offers a Death Benefit.
Prospective purchasers should consult with a financial professional to determine whether this Contract is appropriate for them, taking into consideration their particular needs, including investment objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics. Generally speaking, this Contract is intended to provide benefits to a single individual and his/her beneficiaries. The Contract is not intended to be used by institutional investors, in connection with other Nationwide contracts that have the same Annuitant, or in connection with other Nationwide contracts that have different Annuitants but the same Contract Owner. It is not intended to be sold to a terminally ill Contract Owner or Annuitant.
The Contract may not be currently available in all states, may vary in your state, or may not be available through all selling firms or all financial professionals. In addition, a selling firm may elect to make available only certain Strategies, features, or benefits to its clients. A selling firm’s marketing materials may describe only those Strategies, features, and benefits available through the firm. A selling firm may limit the Strategies available through the firm when the Contract is purchased.
Phases of the Contract
The Contract exists in two separate phases: accumulation (savings) and annuitization (income).
Accumulation Phase
During the accumulation phase, the Contract offers a variety of investment options to which the Contract Owner can allocate and reallocate his/her Contract Value. The investment options available under the Contract consist of a Fixed Strategy, which provides principal protection and credits interest daily at a specified rate, and Index Strategies, which credit positive or negative earnings at the end of a Strategy Term based, in part, on the performance of an Index. Additional information about the investment options is available in "Appendix: Investment Options Available Under the Contract."
The Fixed Strategy. The Fixed Strategy provides principal protection and credits interest daily at a specified rate called the Fixed Strategy Rate that is guaranteed for each 1-year Strategy Term for which it is declared.
The Index Strategies. Each Index Strategy offered is linked to an Index and has a Strategy Term of 1 or 3 years. Each Index Strategy includes a defined level of downside protection that limits the amount of loss you can experience during a Strategy Term. We refer to this defined downside protection as a "Protection Level." The Contract currently offers Protection Levels of 100%, 95%, or 90%. For example, if the Adjusted Index Performance is -25% at the end of a Strategy Term and the Protection Level is 90%, we will credit -10% at the end of the Strategy Term, meaning the Strategy Value in that Index Strategy will decrease by -10%. The Contract will always offer a Protection Level of at least 75%.
While the Contract provides varying levels of protection against loss, you can lose a significant amount of money under the Contract if an Index declines in value. It is possible to lose a substantial amount of your principal investment. You should not buy the Contract if you are not willing to assume the risks associated with the Contract. See "Risk Factors" in the statutory prospectus. Additionally, you should not buy the Contract if you are looking for a short-term investment or if you plan to take withdrawals in excess of the Free Withdrawal Amount during the first six years of the Contract. The Contract may not be appropriate if an investor intends to take ongoing withdrawals, such as systematic withdrawals or required minimum distributions, particularly during an Index Strategy Term.

Positive Index Performance may be limited by an Index Strategy’s Participation Rate and Strategy Spread. The Participation Rate acts as a multiplier because it has the effect of multiplying the Index Performance, positive or negative. If the Participation Rate is greater than 100%, it increases upside potential while also increasing risk of loss. Conversely, if the Participation Rate is lower than 100%, it decreases upside potential while also decreasing risk of loss. For example, if the Index Performance at the end of a Strategy Term is 10% and the Participation Rate is 50% and the Strategy Spread is 0%, we will credit 5% at the end of a Strategy Term, meaning your Contract Value in that Index Strategy will increase by 5%. While Participation Rates may be set above 100%, the Minimum Participation Rate guaranteed for the life of the Contract is 5%. Application of the Participation Rate will not cause an Index Strategy Earnings to drop below the floor protection provided by the Protection Level.
The Strategy Spread is an annualized percentage used as a deduction in the calculation of gains and losses. The Strategy Spread operates to negatively impact the Index Performance of the Strategy. This means it will reduce gains and potentially increase losses. For example, if the Index Performance at the end of a 1-year Strategy Term is 10% and the Participation Rate is 100% and the Strategy Spread is 2%, we will credit 8% at the end of the Strategy Term, meaning your Contract Value will increase by 8%. The Strategy Spread can result in losses under a Strategy even if the linked Index has increased in value; however, application of the Strategy Spread will not cause the performance of an Index Strategy to drop below the floor protection provided by the Protection Level. For each Index Strategy, the maximum Strategy Spread guaranteed for the life of the Contract, is the initial Strategy Spread when that Strategy was first made available to that Contract plus 2%. The maximum Strategy Spread guaranteed for any Index Strategy we may offer under the Contract at any time is 9%.
Annuitization Phase
During the annuitization phase, Nationwide makes periodic fixed income payments to the Annuitant. At the time of annuitization, the Contract Owner elects the duration of the annuity payments – either for a fixed period of time or for the duration of the Annuitant’s (and possibly the Annuitant’s spouse’s) life. After annuitization begins, the only value associated with the Contract is the stream of annuity payments; unless otherwise specified in the annuity option, amounts cannot be withdrawn from the Contract over and above the annuity payments. Additionally, once annuitization has begun, there is no Death Benefit, which means that upon the death of the Annuitant (and the Annuitant’s spouse if a joint annuity option was elected), all payments stop and the Contract terminates, unless the particular annuitization option provides otherwise.
Contract Features
Investment Options. Prior to the Annuitization Date, Contract Owners can allocate Contract Value to the Fixed Strategy and Index Strategies. At the end of a Strategy Term, Contract Owners can reallocate the assets allocated to the maturing Strategy to any other available Strategy, subject to certain restrictions.
Deposits to the Contract. The Contact is a single purchase payment annuity. Subsequent purchase payments are not permitted.
Withdrawals from the Contract. Contract Owners can withdraw some or all of their Contract Value at any time prior to the Annuitization Date. Withdrawals may be subject to a Contingent Deferred Sales Charge (CDSC), a Market Value Adjustment (MVA), the Daily ISE Percentage calculation, taxes, and tax penalties.
Free Withdrawals. During the first six Contract Years, the Contract Owner may take withdrawals, called Free Withdrawals, that do not incur a CDSC or MVA. The total dollar amount of Free Withdrawals that can be taken each Contract Year is the Free Withdrawal Amount. While not subject to a CDSC or MVA, Free Withdrawals are subject to the Daily ISE Percentage calculation if they are taken from an Index Strategy before the end of a Strategy Term.
Performance Lock. The Performance Lock feature provides the Contract Owner with a one-time transfer during a Strategy Term of the full Index Strategy Value to the Fixed Strategy. The amount transferred to the Fixed Strategy will earn interest until the next Contract Anniversary (see "Performance Lock" in the statutory prospectus).
Death Benefit. During the accumulation phase, the Contract contains a Death Benefit, which is:
•
If the age of both the Annuitant and Co-Annuitant is less than or equal to age 75 at the time of application the Death Benefit will be the greater of the Contract Value or the Purchase Payments made to the Contract reduced by any withdrawals in the proportion that such withdrawals reduced the Contract Value on the date of the withdrawal.
•
If the age of either the Annuitant or Co-Annuitant is greater than age 75 at the time of application, then the Death Benefit will be the Contract Value.

Spousal Protection Feature. The Death Benefit contains the Spousal Protection Feature, which allows a surviving spouse to continue the Contract while receiving the economic benefit of the Death Benefit upon the death of the other spouse, subject to certain conditions.
Annuity Payments. On the Annuitization Date, Nationwide will make annuity payments based on the annuity payment option chosen prior to Annuitization.
Tax Deferral. Generally, Contract Owners will not be taxed on any earnings on the assets in the Contract until such earnings are distributed from the Contract. How each Contract’s distributions are taxed depends on the type of contract issued. Note that if this Contract is issued in connection with a plan that qualifies for special income tax treatment under the Code, the Contract does not provide additional tax deferral benefits (see "Appendix C: Contract Types and Tax Information" in the statutory prospectus).
Cancellation of the Contract. Under state insurance laws, Contract Owners have the right, during a limited period of time, to examine their Contract and decide if they want to keep it or cancel it. Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the Contract issue date (see "Right to Examine and Cancel" and "Contacting the Service Center" in the statutory prospectus).
Contract Adjustments
Daily ISE Percentage
On any day other than the Strategy Term End Date, Nationwide uses the Daily ISE Percentage to calculate Index Strategy Earnings. If amounts are withdrawn (including Free Withdrawals, systematic withdrawals, and required minimum distributions) or fully surrendered (including a free look surrender) from an Index Strategy before the end of a Strategy Term, including for a Performance Lock, payment of the Death Benefit, or Annuitization, a loss may result if the Daily ISE Percentage is negative, and the Contract Owner could lose a significant amount of money due to this adjustment. For example, in any given Strategy Term, a maximum loss of up to 25% in Index Strategy Value could occur if you are invested in an Index Strategy with a 75% Protection Level. The method used to calculate the Daily ISE Percentage could result in losses up to the floor provided by the Index Strategy’s Protection Level or losses even when the performance of the Index has increased since the beginning of the Strategy Term. The Daily ISE Percentage does not apply to the Fixed Strategy. See "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)" in the statutory prospectus.
Partial withdrawals from an Index Strategy before the end of its Strategy Term will reduce the Index Strategy Basis in the same proportion that the Index Strategy Value is reduced (rather than on a dollar-for-dollar basis). The reduction to the Index Strategy Basis will be for the remainder of the Term. When the Index Strategy Basis is greater than the Index Strategy Value at the time of a withdrawal, a proportional reduction will reduce the Index Strategy Basis by more than the dollar amount of the withdrawal.
Market Value Adjustment (MVA)
Partial withdrawals or a full surrender during the first six Contract Years may be subject to an MVA. After the sixth Contract Year, no withdrawals, including a full surrender, are subject to an MVA. An MVA may be positive or negative. If an MVA is negative, it will decrease the withdrawal. If an MVA is positive, it will increase the withdrawal. MVAs are assessed in addition to any applicable CDSC.
When an MVA is imposed, the MVA will equal the calculated "MVA Factor" multiplied by the dollar amount of the withdrawal less the Remaining Free Withdrawal Amount. For a partial withdrawal or full surrender from the Fixed Strategy or an Index Strategy that offers Minimum Nonforfeiture Value, the MVA amount applicable will never be larger (either positive or negative) than the amounts described in the "Market Value Adjustment (MVA) " section. See "Market Value Adjustment (MVA) " in the statutory prospectus for an explanation of how the MVA Factor and amount is calculated.

Important Information You Should Consider About the Contract
FEES, EXPENSES, AND ADJUSTMENTS (see "Fee Table" and "Charges and Adjustments" in the statutory prospectus)
Are There Charges or Adjustments for Early Withdrawals?
Yes.

● If you withdraw money from the Contract within six years following the Contract’s issue date, you may be assessed a Contingent Deferred Sales Charge (or "CDSC") of up to
8%. For example, if the Contract Value is $100,000, a withdrawal taken within six years following the Contract’s issue date could result in a CDSC of up to $8,000. This loss will be greater if there is a negative Daily ISE Percentage, negative MVA, taxes, or tax penalties. See "Contingent Deferred Sales Charges (CDSC)" in the statutory prospectus.
● If you withdraw money from the Contract within six years following the Contract’s issue date, you may be assessed a Market Value Adjustment (or "MVA"), which may be negative. The application of the MVA could result in a loss. In extreme circumstances such losses could be as high as 100% of the Contract Value withdrawn. For example, for a Contract with a $100,000 investment, a withdrawal taken within six years following the
Contract’s issue date could result in an MVA of up to $100,000. This loss will be greater if there is a negative Daily ISE Percentage, CDSC, taxes, or tax penalties. See "Market
Value Adjustment (MVA)" in the statutory prospectus.
● The Daily ISE Percentage is used to calculate the Index Strategy Value for partial withdrawals (including Free Withdrawals, systematic withdrawals, and required minimum distributions), a full surrender (including a free look surrender), a transfer under the
Performance Lock feature, Annuitization and Death Benefit payments before the end of a Strategy Term. The maximum potential loss from a negative Daily ISE Percentage is limited to the floor provided by the Protection Level. At the Contract’s minimum Index
Strategy Protection Level of 75%, you could lose up to 25% of your investment during a
Strategy Term due to the Daily ISE Percentage. For example, a maximum loss of up to
25% in Index Strategy Value could occur if you are invested in an Index Strategy with a
75% Protection Level. This loss will be greater if there is a CDSC, negative MVA, taxes, or tax penalties. See "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)"
in the statutory prospectus.

Are There Transaction Charges?	No. There are no transaction charges under the Contract.
Are there Ongoing Fees and Expenses?
Yes.

Under the Index Strategies, there is an implicit ongoing fee to the extent that your participation in Index gains is limited by our use of a Participation Rate less than
100% and/or Strategy Spread. This means that your returns may be lower than the
Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses.

RISKS
Is There a Risk of Loss from Poor Performance?
Yes.

You can lose money by investing in this Contract. If you select an Index Strategy with a 90% Protection Level, you could lose 10% during a Strategy Term due to negative Index Performance. If you select a Strategy with a 95% Protection Level, you could lose 5% during a Strategy Term due to negative Index Performance. If you select a Strategy with a 100% Protection level, you could lose 0% during a Strategy
Term due to negative Index Performance. At the Contract’s minimum Index Strategy
Protection Level of 75%, you could lose 25% during a Strategy Term. See "Principal
Risks" in the statutory prospectus.

RISKS
Is This a Short-Term Investment?
No.

● The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Nationwide designed the Contract to offer features, pricing, and investment options that encourage long-term ownership. See "Principal Risks" in the statutory prospectus.
● If you withdraw money from the Contract within six years following the Contract’s issue date you may be assessed a CDSC, a negative MVA, taxes, and tax penalties. In addition, amounts withdrawn before the end of a Strategy Term may result in losses if the Daily ISE Percentage is negative, and the Daily ISE Percentage can be negative even when the Index Performance is positive. See "Principal Risks" in the statutory prospectus.
● Withdrawals from an Index Strategy before the end of its Strategy Term will reduce the
Index Strategy Basis in the same proportion that the Index Strategy Value is reduced
(rather than on a dollar-for-dollar basis). The reduction to the Index Strategy Basis will be for the remainder of the Term, and the proportionate reduction may be greater than the dollar amount of the withdrawal. When the Index Strategy Basis is greater than the
Index Strategy Value at the time of a withdrawal, a proportional reduction will reduce the
Index Strategy Basis by more than the dollar amount of the withdrawal. See "Index
Strategy Basis" in the statutory prospectus.
● At the end of each Strategy Term, the Contract Value will be reallocated according to the
Contract Owner’s instructions. The Contract Owner may: 1) allocate some or all of the
Contract Value in the maturing Strategy to the same Strategy for another Strategy Term
(with the Crediting Factors that we declare for the upcoming Strategy Term), assuming that the Strategy is available for investment; or 2) allocate some or all of the Contract
Value in the maturing Strategy to another Strategy that is available for investment.

If Nationwide does not receive instructions prior to the close of business on a Strategy
Term End Date (or if the Strategy Term End Date is not a Business Day, then at least one Business Day prior to the Strategy Term End Date), the Contract Value in the
maturing Strategy will be allocated to the same Strategy for another Strategy Term, but with the Crediting Factors that Nationwide declares for the upcoming Strategy Term. If the same Strategy is no longer available for investment, the Contract Value allocated to the maturing Strategy will be transferred to the Fixed Strategy for the upcoming Strategy
Term. See "Actions on Strategy Term End Dates" in the statutory prospectus.

RISKS
What Are the Risks Associated with the Investment Options?
● Investment in this contract is subject to the risk of poor investment performance of the investment options chosen by the Contract Owner. Each investment option (including the
Fixed Strategy) has its own unique risks. Review the disclosures for the investment options before making an investment decision.
● The Participation Rate may (when less than 100%) and the Strategy Spread will limit positive Index Performance (e.g., limited upside). Additionally, the Participation Rate may
(when greater than 100%) and the Strategy Spread will increase losses when Index
Performance is negative. This may result in the Contract Owner earning less than the
Index Performance. For example:
● Participation Rate. If the Index Performance is 12% at the end of a Strategy Term
and the Participation Rate is 50% and the Strategy Spread is 0%, we will credit 6% at the end of the Strategy Term. If the Index Performance is -4% at the end of a Strategy
Term and the Participation Rate is 150% and the Strategy Spread is 0%, we will credit
-6% at the end of the Strategy Term (subject to the Protection Level).
● Strategy Spread. If the Index Performance at the end of a 1-year Strategy Term is
12% and the Participation Rate is 100% and the Strategy Spread is 2%, we will credit
10% at the end of the Strategy Term. If the Index Performance is -4% at the end of a
1-year Strategy and the Participation Rate is 100% and the Strategy Spread is 2%, we
will credit -6% at the end of the Strategy Term (subject to the Protection Level).
● The Protection Level will limit negative Index Performance (e.g., limited protection in the case of market decline). The Protection Level is presented as a percentage and a higher
Protection Level percentage provides more protection against loss than a lower
Protection Level percentage.
● For example, if the Adjusted Index Performance is -25% and the Protection Level is
90%, we will credit -10% (the amount of negative Index Performance up to the
Protection Level) at the end of the Strategy Term.
● The MSCI EAFE Index, S&P 500® Average Daily Risk Control 10% USD Price Return
Index, and S&P 500® Index are "price return indexes," not "total return indexes," and therefore do not reflect dividends paid on the securities composing the Index. The
BlackRock Select Factor Index and SG Macro Compass Index deduct fees and costs when calculating the Index Value. Price return indexes and the deduction of fees and costs will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.

See "Principal Risks" in the statutory prospectus.

What Are the Risks Related to the Insurance Company?
Investment in the Contract is subject to the risks associated with Nationwide, including that any obligations (including interest payable for allocations to the Fixed Strategy), guarantees, or benefits are subject to the claims-paying ability of Nationwide. More information about Nationwide, including its financial strength ratings, is available by contacting Nationwide at the address and/or toll-free phone number indicated in
"Contacting the Service Center" section. See "Principal Risks" in the statutory prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.

● The ability to transfer Contract Value among the Strategies is restricted. Except when exercising a Performance Lock, Contract Value allocated to a Strategy cannot be transferred until the end of the Strategy Term, even if Nationwide substitutes an Index during the Strategy Term, and Contract Value cannot be transferred into a Strategy while its Strategy Term is ongoing. A Performance Lock may result in losses if the Daily ISE
Percentage is negative..
● The Contract Owner may invest in no more than ten Index Strategies at any given time
(the Fixed Strategy does not count towards the maximum number of Index Strategies).
● An Index Strategy’s Participation Rate and Strategy Spread are declared prior to each
Strategy Term and may be different each Strategy Term (subject to the minimum or maximum guarantees under the Contract).
● Nationwide reserves the right to add or remove any Index Strategies at any time, but any such changes will not affect Strategy Terms already in effect and will become effective on the first day of a new Strategy Term.
● Nationwide reserves the right to make Strategies available for investment that use
Indexes other than those currently offered. There is no guarantee that a Strategy using any of the Indexes currently offered will always be available for investment; however, there will always be at least one Index Strategy option available.
● The Index for an Index Strategy generally will not change for the duration of an ongoing
Strategy Term; however, Nationwide reserves the right to substitute the Index during a
Strategy Term under certain conditions and subject to applicable regulatory approvals.
● If at any time in the future you are not satisfied with the available Strategies, you may choose to withdraw your Strategy Value or surrender your Contract, but you may be subject to a CDSC, an MVA, taxes, and tax penalties, and a negative Daily ISE
Percentage may apply if the surrender or withdrawal is made before the end of a
Strategy Term.
● Not all Index Strategies may be available through all financial professionals.
● The availability of certain Strategies may vary depending on the broker-dealer through which the Contract is sold (see "Appendix G: Financial Intermediary Variations" in the
statutory prospectus).

See "Index Strategies" in the statutory prospectus.

Are There Any Restrictions on Contract Benefits?
Yes.

● Performance Lock:
● A Performance Lock can only be exercised when an Index Strategy’s Index Strategy
Value exceeds its Strategy Basis multiplied by its Protection Level.
● Once a Performance Lock is exercised it is irrevocable.
●  For each Index Strategy, the Performance Lock feature may be exercised only once during a Strategy term.
● Only the full Index Strategy Value can be locked-in (no partial lock-ins).

See "Performance Lock" in the statutory prospectus.

● When the Annuitant and Co-Annuitant, if applicable, are 75 or younger at application, the Death Benefit is the greater of Contract Value or Purchase Payment reduced by withdrawals. When the Annuitant or Co-Annuitant, if applicable, is greater than age 75, the Death Benefit is the Contract Value. See "Standard Death Benefit."
● Withdrawals will reduce the Death Benefit, perhaps by more than the amount withdrawn
(see "Withdrawals" in the statutory prospectus.).
● The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold (see "Appendix G: Financial Intermediary Variations" in the
statutory prospectus).

TAXES
What are the Contract’s Tax Implications?
● Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
● If the Contract is purchased through a tax-qualified plan or IRA, there is no additional tax deferral
● Earnings in the Contract are taxed at ordinary income tax rates at the time of withdrawals and there may be a tax penalty if withdrawals are taken before the Contract
Owner reaches age 59½.

See "Appendix C: Contract Types and Tax Information" in the statutory prospectus.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Some financial professionals receive compensation for selling the Contract. Compensation can take the form of commission and other indirect compensation in that Nationwide may share the revenue it earns on this Contract with the financial professional’s firm. This conflict of interest may influence a financial professional, as these financial professionals may have a financial incentive to offer or recommend this Contract over another investment. See "Distribution, Promotional, and Sales Expenses" in the statutory prospectus.

Should I Exchange My Contract?
Some financial professionals may have a financial incentive to offer an investor a new contract in place of the one he/she already owns. An investor should only exchange his/her contract if he/she determines, after comparing the features, fees, and risks of both contracts, that it is preferable for him/her to purchase the new contract, rather than to continue to own the existing one. See "Replacements" and "Distribution, Promotional, and
Sales Expenses" in the statutory prospectus.

Benefits Under the Contract
The following tables summarize information about the benefits under the contract. The Standard Benefits table indicates the benefits that are available under the contract and for which there is no additional charge. The Optional Benefits table indicates the benefits that are available under the contract that are optional – they must be affirmatively elected by the applicant and may have an additional charge. The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold (see "Appendix G: Financial Intermediary Variations" in the statutory prospectus).
Standard Benefits Table
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit (when Annuitant and Co-Annuitant, if applicable, are 75 or younger at application)	Upon death of Annuitant prior to Annuitization, Death benefit equal to the greater of Contract Value or Purchase Payment reduced by withdrawals	None	● Nationwide may limit purchase payments to $1,000,000 ● Certain ownership changes and assignments could reduce the death benefit
Standard Death Benefit (when Annuitant or Co- Annuitant, if applicable, is 76 or older at application)	Upon death of Annuitant prior to Annuitization, Death benefit equal to Contract Value	None	● Nationwide may limit purchase payments to $1,000,000 ● Certain ownership changes and assignments could reduce the death benefits

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Spousal Protection Feature	Second death benefit	None
● Not applicable to Charitable Remainder Trusts
● One or both spouses (or a revocable trust of which
either or both of the spouses is/are grantor(s)) must
be named as the Contract Owner
● For contracts issued as an IRA or Roth IRA, only
the person for whom the IRA or Roth IRA was
established may be names as the Contract Owner
● Only available to the Contract Owner’s spouse
● Spouses must be Co-Annuitants
● Both spouses must be 85 or younger at application
● Spouses must be named as beneficiaries
● No other person may be named as Contract Owner,
Annuitant, or primary beneficiary
● Benefit is forfeited if certain changes to the parties
or assignments are made

Systematic Withdrawals (see "Systematic Withdrawals" in the statutory prospectus)	Automatic withdrawals of Contract Value on a periodic basis	None
● Withdrawals must be at least $100 each
● Will be taken proportionally from the Strategies in
which the Contract Owner is allocated based on the
Contract Value
● May be subject to a negative Daily ISE Percentage
calculation when taken during a Strategy Term
● May be subject to a CDSC, MVA, tax, and tax
penalties

Optional Benefits Table
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Performance Lock	"Locks-in" the performance of an Index Strategy by transferring the Index Strategy Value to the Fixed Strategy	None
● A Performance Lock can only be exercised when
an Index Strategy’s Index Strategy Value exceeds
its Index Strategy Basis multiplied by its Protection
Level
● Once a Performance Lock is exercised it is
irrevocable
● For each Index Strategy, the Performance Lock
feature may be exercised only once during a
Strategy Term
● Only the full Index Strategy Value can be locked-in
(no partial lock-ins)

Buying the Contract
Purchase Payment
The Contract is issued in consideration of the single Purchase Payment paid by the Contract Owner. Only one Purchase Payment is allowed under the Contract. A Purchase Payment should be made payable to Nationwide Life Insurance Company and submitted to the Service Center. All purchase payments must be paid in the currency of the United States of America. The minimum Purchase Payment is $25,000.
Nationwide reserves the right to reject a Purchase Payment that is comprised of multiple payments paid to Nationwide over a period of time. If Nationwide permits multiple payments as part of a Purchase Payment, the Contract will not be issued until all such payments are received. Nationwide reserves the right to hold such multiple payments in a non-interest bearing account until the Date of Issue.

Nationwide reserves the right to refuse any purchase payment that would result in the cumulative total for all contracts issued by Nationwide or its affiliates or subsidiaries on the life of any one Annuitant or owned by any one Contract Owner to exceed $1,000,000. Its decision as to whether or not to accept a purchase payment in excess of that amount will be based on one or more factors, including, but not limited to: age, spouse age (if applicable), Annuitant age, state of issue, total purchase payments, optional benefits elected, current market conditions, and current hedging costs. All such decisions will be based on internally established actuarial guidelines and will be applied in a nondiscriminatory manner. In the event that Nationwide does not accept a purchase payment under these guidelines, the purchase payment will be immediately returned in its entirety in the same manner as it was received. Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.
Nationwide reserves the right to refuse any application for the Contract. If Nationwide refuses an application, it will return the Purchase Payment.
Allocating the Purchase Payment
The Purchase Payment is allocated according to Contract Owner instructions on the application. The Purchase Payment may be allocated to the Fixed Strategy and up to ten Index Strategies. There is no minimum dollar amount that can be allocated to a Strategy. Allocations to Strategies must be in whole percentages. If an incomplete application is not completed within five Business Days after receipt at the Service Center, the prospective purchaser will be informed of the reason for the delay. The Purchase Payment will be returned unless the prospective purchaser specifically consents to allow Nationwide to hold the Purchase Payment until the application is completed.
Date of Issue
The Date of Issue is the date Nationwide issues the Contract. The Purchase Payment is applied to the Contract on the Date of Issue. The Date of Issue will be the date as of which Nationwide has both received the Purchase Payment and approved the Contract application.
Making Withdrawals: Accessing the Money in Your Contract
Withdrawals
The Contract Owner may take a partial withdrawal or full surrender of the Contract at any time prior to the Annuitization Date or the death of the Annuitant. Withdrawals from the Contract may be subject to a CDSC and MVA. Withdrawals from the Contract may also be subject to federal income tax, and/or a tax penalty (see "Appendix C: Contract Types and Tax Information" in the statutory prospectus).
On any day other than the Strategy Term End Date, Nationwide uses the Daily ISE Percentage to calculate Index Strategy Earnings, which may result in losses even when the performance of the Index has increased since the beginning of the Strategy Term. These losses are realized when a partial withdrawal or full surrender is taken. See "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)" in the statutory prospectus.
The Contract Owner must submit a request for a partial withdrawal or full surrender to the Service Center. Nationwide will not process a request until it is received by Nationwide in good order. Nationwide will not consider the request to be in good order unless the request (i) is in writing or another form that Nationwide deems acceptable and (ii) includes all the information necessary for Nationwide to process the request. For a partial withdrawal, the withdrawal must be at least $100. Nationwide reserves the right to require that the signature(s) associated with any partial withdrawal or full surrender request be guaranteed by a qualifying institution or other firm qualified to give such a guaranty.
Nationwide has the right to suspend or delay the date of any partial withdrawal or full surrender payment when the partial withdrawal or full surrender request is in a form that is not acceptable to Nationwide. Nationwide further reserves the right to delay payment of a partial withdrawal or full surrender for up to six months from the date the request is received by Nationwide, subject to regulatory approval.
When Nationwide receives a completed partial withdrawal or full surrender request (including all information necessary for Nationwide to process the partial withdrawal or full surrender), Nationwide will process the request by deducting the amount requested from the Contract Value. The amount received by the Contract Owner will be equal to the amount of the partial withdrawal or full surrender requested, minus any applicable CDSC and any applicable taxes (including premium taxes), plus any applicable MVA.

Partial withdrawals will be taken proportionally from the Strategies in which the Contract Owner is allocated based on the Contract Value in the Strategies at the time of the request. In addition, partial withdrawals reduce the Index Strategy Basis in the same proportion that the partial withdrawal reduces the Index Strategy’s Index Strategy Value on the date the partial withdrawal occurs. When the Index Strategy Basis is greater than the Index Strategy Value at the time of a withdrawal, a proportional reduction will reduce the Index Strategy Basis by more than the dollar amount of the withdrawal.
If a full surrender of the Contract is requested, the Contract Owner will receive the Surrender Value. See "Surrender Value" in the statutory prospectus. A full surrender terminates the Contract.
For tax purposes, a withdrawal will be treated as a withdrawal of earnings first.
Partial Withdrawal Treated as a Full Surrender
Nationwide may treat a request for a partial withdrawal as a request for a full surrender of the Contract if: (a) the partial withdrawal would reduce the Contract Value to an amount less than $5,000; and (b) the Purchase Payment minus the sum of any withdrawals is less than $5,000.

Additional Information About Fees
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an investment option or from the Contract. Please refer to the Contract specifications page for information about the specific fees you will pay each year based on the options elected.
The first table describes the fees and expenses you will pay at the time you buy the Contract, surrender or makes withdrawals from an investment option or from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Maximum Contingent Deferred Sales Charge[1] ("CDSC") (as a percentage of Contract Value withdrawn)	8%
Range of CDSC over time:
	0	1	2	3	4	5	6+
Number of Completed Contract Years	8%	8%	7%	6%	5%	4%	0%
1
The CDSC applies to withdrawals and surrenders in excess of the annual Free Withdrawal Amount (generally 10% of the Contract Value on the first day of a Contract Year) during the first 6 Contract Years. See "Waiver or Reduction of the CDSC or MVA" in the statutory prospectus.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an investment option or from the Contract before the expiration of a specified period.
Adjustments
Daily ISE Percentage Maximum Potential Loss[1] (as a percentage of the Index Strategy Basis)	25%
MVA Maximum Potential Loss[2] (as a percentage of the Index Strategy Basis)	100%
1
The Daily ISE Percentage applies to partial withdrawals (including Free Withdrawals, systematic withdrawals, and required minimum distributions), transfers under the Performance Lock feature, a full surrender (including free look surrenders), Annuitization and Death Benefit payments when calculated before the end of a Strategy Term.
2
The MVA applies to withdrawals and surrenders in excess of the annual Free Withdrawal Amount (generally 10% of the Contract Value on the first day of a Contract Year) during the first 6 Contract Years. See "Waiver or Reduction of the CDSC or MVA" in the statutory prospectus. For Index Strategies with a 100% Protection Level and the Fixed Strategy, the MVA is limited to a value that would result in a full surrender value which is no less than the applicable minimum nonforfeiture value.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract.
Annual Contract Expenses
The Contract does not assess any explicit annual contract expenses. However, Nationwide may limit the amount you can earn on the Index Strategies by offering Participation Rates less than 100% and/or by assessing Strategy Spreads. This means your returns may be lower than the Index Performance. In return for accepting this limit on Index Performance, you will receive some protection from Index losses.

Appendix: Investment Options Available Under the Contract
Index Strategies
The following is a list of Index Strategies currently available under the Contract. Nationwide may change the features of the Index Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Index- Strategies, and terminate existing Index Strategies. Nationwide will provide the Contract Owner with written notice before making any changes other than changes to current limits on Index gains. See "Index Strategies" in the statutory prospectus. Information about current limits on Index gains is available at https://www.nationwide.com/campaigns/defined-protection-2-current-rates. The availability of certain Strategies may vary depending on the broker-dealer through which the Contract is sold (see "Appendix G: Financial Intermediary Variations" in the statutory prospectus).
Note: If amounts are removed from an Index Strategy before the end of its Strategy Term, Nationwide will apply the Daily ISE Percentage calculation. This may result in a significant reduction in your Contract Value. See "Daily Index Strategy Earnings Parentage (Daily ISE Percentage)" in the statutory prospectus.
Index	Type of Index	Strategy Term	Current Protection Level (during Strategy Term)	Minimum Limit on Participation Rate (for the life of the Index Strategy)	Maximum Limit on Strategy Spread (for the life of the Index Strategy)[5]
American Funds® The Growth Fund of America®-Class F-3[1,2]	Mutual Fund	1 Year	100%	5%	9%
American Funds® The Growth Fund of America®-Class F-3[1,2]	Mutual Fund	1 Year	95%	5%	9%
American Funds® The Growth Fund of America®-Class F-3[1,2]	Mutual Fund	1 Year	90%	5%	9%
American Funds® The Growth Fund of America®-Class F-31,2,	Mutual Fund	3 Year	100%	5%	9%
American Funds® The Growth Fund of America®-Class F-3[1,2]	Mutual Fund	3 Year	95%	5%	9%
American Funds® The Growth Fund of America®-Class F-3[1,2]	Mutual Fund	3 Year	90%	5%	9%
BlackRock Select Factor Index[3]	Market Index	1 Year	100%	5%	9%
BlackRock Select Factor Index[3]	Market Index	1 Year	95%	5%	9%
BlackRock Select Factor Index[3]	Market Index	1 Year	90%	5%	9%
BlackRock Select Factor Index[3]	Market Index	3 Year	100%	5%	9%
BlackRock Select Factor Index[3]	Market Index	3 Year	95%	5%	9%
BlackRock Select Factor Index[3]	Market Index	3 Year	90%	5%	9%

J.P. Morgan Mozaic IISM Index	Market Index	1 Year	100%	5%	9%
J.P. Morgan Mozaic IISM Index	Market Index	1 Year	95%	5%	9%
J.P. Morgan Mozaic IISM Index	Market Index	1 Year	90%	5%	9%
J.P. Morgan Mozaic IISM Index	Market Index	3 Year	100%	5%	9%
J.P. Morgan Mozaic IISM Index	Market Index	3 Year	95%	5%	9%
J.P. Morgan Mozaic IISM Index	Market Index	3 Year	90%	5%	9%
MSCI EAFE Index[4]	Market Index	1 Year	100%	5%	9%
MSCI EAFE Index[4]	Market Index	1 Year	95%	5%	9%
MSCI EAFE Index[4]	Market Index	1 Year	90%	5%	9%
MSCI EAFE Index[4]	Market Index	3 Year	100%	5%	9%
MSCI EAFE Index[4]	Market Index	3 Year	95%	5%	9%
MSCI EAFE Index[4]	Market Index	3 Year	90%	5%	9%
NYSE® Zebra Edge® Index	Market Index	1 Year	100%	5%	9%
NYSE® Zebra Edge® Index	Market Index	1 Year	95%	5%	9%
NYSE® Zebra Edge® Index	Market Index	1 Year	90%	5%	9%
NYSE® Zebra Edge® Index	Market Index	3 Year	100%	5%	9%
NYSE® Zebra Edge® Index	Market Index	3 Year	95%	5%	9%
NYSE® Zebra Edge® Index	Market Index	3 Year	90%	5%	9%
SG Macro Compass Index[3]	Market Index	1 Year	100%	5%	9%
SG Macro Compass Index[3]	Market Index	1 Year	95%	5%	9%
SG Macro Compass Index[3]	Market Index	1 Year	90%	5%	9%
SG Macro Compass Index[3]	Market Index	3 Year	100%	5%	9%
SG Macro Compass Index[3]	Market Index	3 Year	95%	5%	9%
SG Macro Compass Index[3]	Market Index	3 Year	90%	5%	9%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[4]	Market Index	1 Year	100%	5%	9%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[4]	Market Index	1 Year	95%	5%	9%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[4]	Market Index	1 Year	90%	5%	9%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[4]	Market Index	3 Year	100%	5%	9%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[4]	Market Index	3 Year	95%	5%	9%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[4]	Market Index	3 Year	90%	5%	9%

S&P 500®[4]	Market Index	1 Year	100%	5%	9%
S&P 500®[4]	Market Index	1 Year	95%	5%	9%
S&P 500®[4]	Market Index	1 Year	90%	5%	9%
S&P 500®[4]	Market Index	3 Year	100%	5%	9%
S&P 500®[4]	Market Index	3 Year	95%	5%	9%
S&P 500®[4]	Market Index	3 Year	90%	5%	9%
1 A mutual fund serves as the Index. If you select a mutual fund-linked Index Strategy for investment, you are not purchasing shares of a fund and you are not a shareholder or beneficial owner in the fund; you will not have any rights that would otherwise be attributed to shareholders or beneficial owners of a mutual fund. Actual investment results as a shareholder or beneficial owner of the fund may differ. Note: The Contract is not a variable annuity under the federal securities laws.
2 The Index Value reflects the mutual fund’s total return.
3 The Index deducts fees and costs when calculating the Index Value, which will decrease the Index Performance.
4 This Index is a "price return index," not a "total return index," and therefore does not reflect dividends paid on the securities composing the Index. This will cause the Index to underperform in comparison to a direct investment in a total return index.
5 The maximum Strategy Spread is the initial Strategy Spread when it was first made available to that Contract plus 2%. The maximum Strategy Spread guaranteed for the life of the Contract for any Index Strategy is 9%.
The minimum Protection Level guaranteed for the life of the Contract for any Index Strategy is 75%.
The minimum Participation Rate guaranteed for the life of the Contract for any Index Strategy is 5%.
The maximum Strategy Spread guaranteed for the life of the Contract for any Index Strategy is 9%.
Fixed Strategy
The following is the Fixed Strategy currently available under the Contract. Nationwide will provide you with written notice before doing so. See "Fixed Strategy" in the statutory prospectus.
Note: If amounts are withdrawn from the Fixed Strategy before the end of a Strategy Term, Nationwide may apply a CDSC and MVA, which may be negative. This may result in a significant reduction in your Contract Value. See "Contingent Deferred Sales Charge (CDSC)" and "Market Value Adjustment (MVA)" in the statutory prospectus.
Name	Strategy Term	Minimum Guaranteed Fixed Strategy Rate
Fixed Strategy	1 Year	0.25%

Outside back cover page
This summary prospectus incorporates by reference the statutory prospectus and Statement of Additional Information, both dated May 1, 2026, as amended or supplemented. The statutory prospectus and Statement of Additional Information may be obtained, free of charge, at https://nw.onlineprospectus.net/NW/c000265037nw/?ctype=product_initial_summary.
Reports and other information about Nationwide are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000265037